EXHIBIT 10.1



                             PASSUR AEROSPACE, INC.

                            2009 STOCK INCENTIVE PLAN
Section 1.

                                    PURPOSES

         The purposes of the PASSUR Aerospace, Inc. 2009 Stock Incentive Plan (the "Plan") are (i) to enable PASSUR Aerospace, Inc., a New York corporation (the "Company") and its Related Companies (as defined below) to attract, retain, and reward directors, employees and consultants of the Company and its Related Companies ("Eligible Persons") and strengthen the existing mutuality of interests between such persons and the Company's shareholders by offering such persons equity interests in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

                                   Section 2.

                                 TYPES OF AWARDS

         2.1 Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; and/or
(v) Bonus Stock (collectively, "Awards").

         2.2 An Eligible Person may be granted one or more types of Awards, which may be independent or granted in tandem. If two Awards are granted in tandem to an Eligible Person, the Eligible Person may exercise (or otherwise receive the benefit of) one Award only to the extent he or she relinquishes the tandem Award.

                                   Section 3.

                                 ADMINISTRATION

         3.1 The Plan shall be administered by the Company's Board of Directors (the "Board") or such committee of directors as the Board shall designate (the "Committee"), which shall consist of not less than two directors each of whom is
(a) a non-employee director, as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule, and (b) an outside director satisfying the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor thereto (the "Code"). The members of the Committee shall serve at the pleasure of the Board.

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         3.2 The Committee shall have full authority and power, except with respect to Awards to Outside Directors (as defined below), to grant Awards, to interpret the Plan and to make such rules and regulations and establish such practices and procedures as it deems appropriate for the administration of the Plan. In particular, and without limiting its authority and powers, except with respect to Awards to Outside Directors, the Committee shall have the authority and power, subject to the Plan and applicable law and exchange requirements, to determine:

         (a) whether and to what extent any Award or combination of Awards will be granted hereunder, including whether any Awards will be granted in tandem with each other;

         (b) the Eligible Persons to whom Awards will be granted;

         (c) the number of shares of the common stock of the Company (the "Stock") to be covered by each Award granted hereunder subject to the limitations contained herein;

         (d) the terms and conditions of any Award granted hereunder, including, but not limited to, any vesting or other restrictions based solely on such performance objectives (the "Performance Objectives");

         (e) the treatment of Awards upon an Eligible Person's retirement, disability, death, termination for cause or other termination of employment or other service;

         (f) the fair market value of the Stock on a given date pursuant to a formula or otherwise; provided, however, that if the Committee fails to make a determination, fair market value of the Stock on a given date shall be the closing sale price on a given date, or if no such sale of Stock occurs on such date, the next preceding date on which a sale occurred;

         (g) that an amount of any dividends declared with respect to the number of shares covered by an Award (i) will be paid to the grantee currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the grantee, or that the grantee has no rights with respect to such dividends;

         (h) whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award will be deferred either automatically or at the election of a grantee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

         (i) whether to amend the terms of any Award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the Award holder without his or her written consent; and

         (j) whether to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans or agreements, in each case including previously granted options having higher option prices, and the terms and conditions of such new Stock Options.

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         3.3 The Committee shall have the right to designate Awards as
"Performance Awards." Awards so designated shall be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Awards in accordance with Section 162(m) of the Code. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit, and which the Committee may use as an absolute measure, as a measure of improvement relative to prior performance, or as a measure of comparable performance relative to a peer group of companies; sales, operating profits, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added. The Performance Objectives for a particular Performance Award relative to a particular fiscal year shall be established by the Committee in writing no later than 90 days after the beginning of such year. The Committee's determination as to the achievement of Performance Objectives relating to a Performance Objective shall be made in writing. The Committee shall have discretion to modify the Performance Objective or vesting conditions of a Performance Award only to the extent that the exercise of such discretion would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

         3.4 The Committee, in its sole discretion, may delegate the Committee's authority and duties under the Plan to the Chief Executive Officer of the Company, or to any other employee or committee of employees of the Company, in either case to the extent permitted under applicable law, under such conditions and limitations as the Board or the Committee, as applicable, may from time to time establish, except that only the Committee may make any determinations regarding Awards to Eligible Individuals who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code or which by law may not be delegated.

         3.5 All determinations made by the Committee or the Board pursuant to the provisions of the Plan shall be final and binding on all persons, unless and except to the extent that, in the case of determinations by the Committee, the Board shall have previously directed that all or specified types of determinations of the Committee shall be subject to approval by the Board.

         3.6 Notwithstanding the foregoing and anything else in the Plan to the contrary, the Board shall have sole authority and power to grant Awards under the Plan to any Director of the Company who is not also an employee of the Company or a Related Company (an "Outside Director"). With respect to Awards to Outside Directors, (i) the Board shall have sole authority and power to make all determinations contemplated by Section 3.2 above; to interpret the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan, and (ii) references herein to the "Committee" shall be deemed to be references to the "Board."

         3.7 Each Award granted under the Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award.

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                                   Section 4.

                              STOCK SUBJECT TO PLAN

         4.1 The total number of shares which may be issued pursuant to Awards granted under the Plan shall be 500,000 shares of Stock (subject to adjustment as provided below), all of which may be issued pursuant to Incentive Stock Options (as defined below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other Award in cash shall not count against this share limit.

         4.2 To the extent a Stock Option or Stock Appreciation Right terminates without having been exercised, or an Award terminates without the Award holder having received payment of the Award, or shares awarded are forfeited, the shares subject to such Award shall again be available for issuance in connection with future Awards under the Plan. Shares of Stock equal in number to the shares surrendered in payment of the exercise price, and shares of Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit, and shall again be available for grants under the Plan.

         4.3 No employee shall be granted Stock Options or Stock Appreciation Rights with respect to more than 100,000 shares of Stock under the Plan in any fiscal year (subject to adjustments as provided in Section 4.4). No employee shall be granted Performance Awards (other than Stock Options or Stock Appreciation Rights) with respect to more than 100,000 shares of Stock under the Plan in any fiscal year (subject to adjustment as provided in Section 4.4).

         4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Board in its sole discretion, shall be made in the aggregate and type number of shares reserved for issuance under the Plan, the number and type of shares with respect to which Stock Options or Stock Appreciation Rights may be granted to any individual in any fiscal year, the number and type of shares subject to outstanding Awards and the amounts to be paid by Award holders or the Company, as the case may be, with respect to outstanding Awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Award.

                                   Section 5.

                                   ELIGIBILITY

         Each individual who is an Eligible Person may be granted Awards under the Plan. Notwithstanding the foregoing, Incentive Stock Options may only be granted to employees of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code.

                                   Section 6.

                                  STOCK OPTIONS

         6.1 The Stock Options awarded under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options; provided, that Eligible Persons who are not employees of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code may only be granted Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

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         6.2 Subject to the following provisions, Stock Options awarded to
Eligible Persons under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

         (a) The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee, and may not be less than the fair market value of the Stock on the date of the award of the Stock Option.

(b) Unless determined otherwise by the Committee, the term of the Stock Option shall be ten years from the date of grant, subject to earlier termination in the event of termination of service.

         (c) Stock Options shall be exercisable at such time or times and subject to such terms as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part. Unless determined otherwise by the Committee, all options shall vest 20% on each of the first, second, third, fourth and fifth anniversaries of the grant.

         (d) Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner and on such terms as the Committee may provide in the Award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to Awards hereunder, "cashless exercise", any other manner permitted by law determined by the Committee, or any combination of the foregoing. If the Committee determines that a Stock Option may be exercised using shares of Restricted Stock, then unless the Committee provides otherwise, a number of the shares received upon such exercise equal to the number of shares of restricted Stock so used shall be restricted in accordance with the original terms of the Restricted Stock Award.

         (e) An optionee shall have neither rights to dividends nor other rights of a shareholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

         (f) Unless otherwise provided by the Committee solely with respect to Non-Qualified Stock Options, (i) Stock Options shall not be transferable by the optionee other than by will or by the laws of descent and distribution, and (ii) during the optionee's lifetime, all Stock Options shall be exercisable only by the optionee or by his or her guardian or legal representative.

         (g) Following the termination of an optionee's employment or other service with the Company or a Related Company, the Stock Option shall be exercisable to the extent provided by the Committee in the Award Agreement evidencing such Stock Option and the Committee may provide that upon termination of employment or other service all Stock Options are forfeited and are no longer exercisable. The Committee may provide different post-termination exercise provisions with respect to termination for different reasons.

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         6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock
Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the effective date of the Plan specified in Section 19. No Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (a) have an option price which is less than 110% of the fair market value of the Stock on the date of award of the Incentive Stock Option or (b) be exercisable more than five years after the date such Incentive Stock Option is awarded.

                                   Section 7.

                            STOCK APPRECIATION RIGHTS

         7.1 A Stock Appreciation Right awarded to an Eligible Person shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the number of shares of Stock as to which the Award is granted on the date of exercise over an amount, which may not be less than the fair market value of the Stock on the date of the award of the Stock Appreciation Right, specified by the Committee. Any such Award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Stock as to which the Stock Appreciation Right is granted.

                                   Section 8.

                                RESTRICTED STOCK

         Subject to the following provisions, all Awards of Restricted Stock to Eligible Persons shall be in such form and shall have such terms and conditions as the Committee may determine:

         (a) The Restricted Stock Award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine.

         (b) Stock certificates representing the Restricted Stock awarded to an Eligible Person shall be registered in the person's name, but the Committee may direct that such certificates be held by the Company on behalf of the person. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the recipient until such share has vested in accordance with the terms of the Restricted Stock Award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the recipient (or his or her designated beneficiary in the event of death), free of all restrictions.

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         (c) The Committee may provide that the Eligible Person shall have the right to vote or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

         (d) Except as may be provided by the Committee, in the event of a recipient's termination of employment or other service before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the recipient shall be returned to the recipient or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the recipient.

         (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the recipient's Restricted Stock, other than Performance Awards whose vesting was made subject to satisfaction of one or more Performance Objectives (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code).

                                   Section 9.

                              DEFERRED STOCK AWARDS

         Subject to the following provisions, all Awards of Deferred Stock to Eligible Persons shall be in such form and shall have such terms and conditions as the Committee may determine:

         (a) The Deferred Stock Award shall specify the number of shares of Deferred Stock to be awarded to any Eligible Person and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the grant or vesting of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified Performance Objectives or such other criteria as the Committee may determine.

         (b) Except as may be provided by the Committee, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

         (c) At the expiration of the Deferral Period, the recipient (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock Award, (ii) cash equal to the fair market value of such Stock, or
(iii) a combination of shares and cash, as the Committee may determine.

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         (d) In the event of a recipient's termination of employment or other service before the Deferred Stock has vested, his or her Deferred Stock Award shall be forfeited.

         (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock Award, other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the
Code).

                                  Section 10.

                                  BONUS STOCK

         The Committee may award Bonus Stock to an Eligible Person subject to such terms and conditions as the Committee shall determine, provided no person who is the beneficial owner of 5% or more of the outstanding shares of the Company shall be entitled to receive such an Award. The grant of Bonus Stock may be conditioned upon the attainment of specified Performance Objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part other than with respect to Performance Awards (except that the Committee may waive conditions or restrictions with respect to Performance Awards if such waiver would not cause the Performance Award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code). Unless otherwise specified by the Committee, no money shall be paid by the recipient for Bonus Stock. Alternatively, the Committee may offer Eligible Persons the opportunity to purchase Bonus Stock at a discount from its fair market value. The Bonus Stock Award shall be satisfied by the delivery of the designated number of shares of Stock which are not subject to restriction.

                                  Section 11.

                            ELECTION TO DEFER AWARDS

         Subject to compliance with applicable law, including, without limitation, Section 409A of the Code, the Committee may permit an Eligible Person to elect to defer receipt of an Award for a specified period or until a specified event, upon such terms as are determined by the Board.

                                  Section 12.

                                 TAX WITHHOLDING

         12.1 Each employee shall, no later than the date as of which the value of an Award first becomes includable in such person's gross income for tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, local or other taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

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         12.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the withholding tax obligations, or any additional tax obligation with respect to any Awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the Award (not in excess of the statutory minimum withholding requirement) or (ii) delivering to the Company shares of unrestricted Stock. Alternatively, the Committee may require that a portion of the shares of Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the Award.

                                  Section 13.

                            AMENDMENT AND TERMINATION

         The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any Award previously granted without the Award holder's written consent. Amendments may be made without shareholder approval except as required to satisfy applicable law or exchange requirements, including Sections 162(m) or 422 of the Code.

                                  Section 14.

                                CHANGE OF CONTROL

         14.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent, to the extent required hereunder) of such grant:

         (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

         (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock Awards under the Plan shall lapse and such shares and Awards shall be deemed fully vested; and

         (c) The Committee may, in its discretion and upon at least ten days advance notice to the affected persons, cancel any outstanding Awards, and pay to the holders thereof within five business days of such event, in cash, the value of such Awards based upon the highest price per share of Company Common Stock received or to be received by shareholders of the Company in connection with the Change in Control (which in the case of Stock Options or Stock Appreciation Rights shall be deemed to be equal to the difference, if any, of such highest price and the exercise or base price thereof multiplied by the number of shares of Stock subject thereto), provided that, with respect to any Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code that is so cancelled, settlement of such Award may only be accelerated if such Change of Control constitutes a change in control event within the meaning of Section 409A of the Code.

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         14.2 A "Change of Control" shall be deemed to occur subsequent to the date of the Plan on:

         (a) the date that any person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934 (other than the Company and its subsidiaries as determined immediately prior to that date) has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Securities Exchange Act of 1934) of securities of the Company representing 25% or more of the total combined voting power of all classes of stock of the Company having the right under ordinary circumstances to vote at an election of the Board, unless such person has acquired 80% or more of such securities directly from the Company;

         (b) the date on which one-third or more of the members of the Board shall consist or persons other than Current Directors (for these purposes, a "Current Director" shall mean a member of the Board on the effective date of the Plan, as well as any member of the Board whose nomination or election has been approved by a majority of the Current Directors then on the Board);

         (c) consummation of a merger or consolidation of the Company with another corporation where the Company is not the surviving entity and where (i) the shareholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger; or

         (d) consummation of an agreement providing for the sale or disposition of all or substantially all of the assets of the Company.

                                  Section 15.

                               GENERAL PROVISIONS

         15.1 Each Award under the Plan shall be subject to the requirement that, if at any time the Company shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of Stock thereunder, such Award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Company.

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         15.2 Nothing set forth in this Plan shall prevent the Company from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any Award hereunder shall confer upon any Award recipient any right to continued employment or other service in any capacity.

         15.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.

         15.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         15.5 This Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

                                  Section 16.

                             EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon the date of its adoption by the Board (the "Effective Date"), in each case subject to the approval by the Company's shareholders within twelve months of the date of such adoption.
Section 17.

                                    DURATION

         Unless terminated earlier by the Board, the Plan shall terminate ten years from the Effective Date.


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